Exhibit 99.1

BUNKER HILL ANNOUNCES ELECTION OF DIRECTORS AND

RESULTS OF ANNUAL GENERAL MEETING

KELLOGG, IDAHO, USA | VANCOUVER, BRITISH COLUMBIA, CANADA – September 18, 2025 – Bunker Hill Mining Corp. (“Bunker Hill” or the “Company”) (TSX-V: BNKR |OTCQB: BHLL) announces the voting results on matters considered at its annual meeting of stockholders held on September 18, 2025, in Kellogg, Idaho (the “Meeting”).

At the Meeting, all five (5) directors nominees listed in the Company’s proxy statement dated August 8, 2025 (the “Proxy Statement”), being (i) Sam Ash, (ii) Mark Cruise, (iii) Kelli Kast, (iv) Pamela Saxton, and (v) Richard Williams, were re-elected to the board of directors of the Company (the “Board”). The Company would like to acknowledge the contributions of Dickson Hall, who did not stand for re-election as a Director of the Company.

In addition, at the Meeting, the Company’s stockholders: (i) ratified the appointment of MNP LLP, Chartered Professional Accountants, as auditor of the Company for the fiscal year ending December 31, 2025; (ii) approved the adoption of the Company’s amended and restated restricted stock unit incentive plan (the “Amended and Restated RSU Plan”); (iii) approved the renewal of the Company’s rolling 10% stock option plan; and (iv) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the executive compensation disclosure rules of the United States Securities and Exchange Commission (the “SEC”).

Amended and Restated RSU Plan

The Amended and Restated RSU Plan, in the form attached as Schedule “B” to the Proxy Statement, was ratified, confirmed and adopted by the Company’s stockholders. The Amended and Restated RSU Plan was previously approved by the Board and the TSX Venture Exchange (the “TSX-V”), subject to stockholder approval at the Meeting.

The Amended and Restated RSU Plan is a fixed plan with the number of shares of common stock (“Common Shares”) issuable thereunder fixed at 92,699,433 Common Shares, being 10% of the issued and outstanding Common Shares as at August 8, 2025. Additional information regarding the Amended and Restated RSU Plan can be found in the Proxy Statement available for review on the Company’s website at www.bunkerhillmining.com, on SEDAR+ at www.sedarplus.ca, and on EDGAR at www.sec.gov.

ABOUT BUNKER HILL MINING CORP.

Bunker Hill is an American mineral exploration and development company focused on revitalizing our historic mining asset: the renowned zinc, lead, and silver deposit in northern Idaho’s prolific Coeur d’Alene mining district. This strategic initiative aims to breathe new life into a once-productive mine, leveraging modern exploration techniques and sustainable development practices to unlock the potential of this mineral-rich region. Bunker Hill Mining Corp. aims to maximize shareholder value while responsibly harnessing the mineral wealth in the Silver Valley mining district by concentrating our efforts on this single, high-potential asset. Information about the Company is available on its website, www.bunkerhillmining.com, or within the SEDAR+ and EDGAR databases.

On behalf of Bunker Hill Mining Corp.

Sam Ash

President and Chief Executive Officer

For additional information, please contact:

Brenda Dayton

Vice President, Investor Relations

T: 604.417.7952

E: brenda.dayton@bunkerhillmining.com

Cautionary Statements

Neither the TSX-V nor its Regulation Services Provider (as that term is defined in the policies of the TSX-V) accepts responsibility for the adequacy or accuracy of this news release.

Certain statements in this news release are forward-looking and involve a number of risks and uncertainties. Such forward-looking statements are within the meaning of that term in Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, as well as within the meaning of the phrase ‘forward-looking information’ in the Canadian Securities Administrators’ National Instrument 51-102 – Continuous Disclosure Obligations (collectively, “forward-looking statements”). Forward-looking statements are not comprised of historical facts. Forward-looking statements include estimates and statements that describe the Company’s future plans, objectives or goals, including words to the effect that the Company or management expects a stated condition or result to occur. Forward-looking statements may be identified by such terms as “believes”, “anticipates”, “expects”, “estimates”, “may”, “could”, “would”, “will”, “plan” or variations of such words and phrases.

Forward-looking statements in this news release include, but are not limited to, statements regarding the Company’s objectives, goals or future plans, including the restart and development of the Bunker Hill Mine, and the achievement of future short-term, medium-term and long-term operational strategies.

Factors that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, those risks and uncertainties identified in public filings made by Bunker Hill with the SEC and with applicable Canadian securities regulatory authorities, and the following: the Company’s ability to raise additional capital for project activities on acceptable terms or at all; Bunker Hill’s ability to operate as a going concern and its history of losses; the fluctuating price of commodities; capital market conditions; restrictions on labor and its effects on international travel and supply chains; failure to identify mineral resources; failure to convert estimated mineral resources to reserves; the preliminary nature of metallurgical test results; the Company’s ability to restart and develop the Bunker Hill Mine and the risks of not basing a production decision on a feasibility study of mineral reserves demonstrating economic and technical viability, resulting in increased uncertainty due to multiple technical and economic risks of failure which are associated with this production decision including, among others, areas that are analyzed in more detail in a feasibility study, such as applying economic analysis to resources and reserves, more detailed metallurgy and a number of specialized studies in areas such as mining and recovery methods, market analysis, and environmental and community impacts and, as a result, there may be an increased uncertainty of achieving any particular level of recovery of minerals or the cost of such recovery, including increased risks associated with developing a commercially mineable deposit, with no guarantee that production will begin as anticipated or at all or that anticipated production costs will be achieved; failure to commence production would have a material adverse impact on the Company’s ability to generate revenue and cash flow to fund operations; failure to achieve the anticipated production costs would have a material adverse impact on the Company’s cash flow and future profitability; delays in obtaining or failures to obtain required governmental, environmental or other project approvals; political risks; changes in equity markets; uncertainties relating to the availability and costs of financing needed in the future; the inability of the Company to budget and manage its liquidity in light of the failure to obtain additional financing, including the ability of the Company to complete the payments pursuant to the terms of the agreement to acquire the Bunker Hill Mine complex; inflation; changes in exchange rates; fluctuations in commodity prices; delays in the development of projects; and capital, operating and reclamation costs varying significantly from estimates and the other risks involved in the mineral exploration and development industry. Although the Company believes that the assumptions and factors used in preparing the forward-looking statements in this news release are reasonable, undue reliance should not be placed on such statements or information, which only applies as of the date of this news release, and no assurance can be given that such events will occur in the disclosed time frames or at all, including as to whether or when the Company will achieve its project finance initiatives, or as to the actual size or terms of those financing initiatives. The Company disclaims any intention or obligation to update or revise any forward-looking information, whether as a result of new information, future events or otherwise, other than as required by law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

Readers are cautioned that the foregoing risks and uncertainties are not exhaustive. Additional information on these and other risk factors that could affect the Company’s operations or financial results are included in the Company’s annual information form or annual report and may be accessed through the SEDAR+ website (www.sedarplus.ca) or through EDGAR on the SEC website (www.sec.gov), respectively.